Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund

Each a series of AIP Alternative Strategies Funds

September 1, 2006

Supplement to the Prospectus
dated July 27, 2006

The following information replaces footnote 6 and the expense example in the “Fees and Expenses” section of the prospectus.

(6)
Excluding dividends on short positions and interest expense, the Total Operating Expenses of each Fund and its pro-rata share of expenses paid by the Underlying Funds would be 4.74%. Interest expense or dividends paid out on short positions taken by each Fund may vary from year to year. As the Underlying Funds have no history of dividend expense, interest expense and earnings credit at the outset of each Fund, these expenses are estimated at 0.97% based on the Fund’s most recent fiscal year. Including interest expense and dividends on short positions, each Fund’s Total Expenses would be 5.71%. While each Fund’s Total Expenses include dividends paid out on short positions, it does not take into account the interest credit that each Fund earns on cash proceeds of those short sales, which serve as collateral for short positions, which is estimated to be 1.23% on an annualized basis.

	1 Year	3 Years	5 Years	10 Years
Class C Fund Total Operating Expenses, and pro-rata share of Underlying Funds expenses, including interest expense and dividends on short positions(1)	$663	$1,777	$2,876	$5,556
(2)	$569	$1,695	$2,805	$5,511

(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

The following information replaces the paragraph in the “Important Information Regarding Dividends on Short Sales and Interest on Fund Borrowing” section of the prospectus.

The Funds, through their investment in affiliated Underlying Funds, use modest leverage and short-selling techniques in pursuing their strategies. Total Fund Operating Expenses include expenses paid by the Funds to vendors and their pro-rata share of such expenses paid by the Underlying Funds, but exclude expenses related to the ongoing management of each Fund's portfolio, such as brokerage commissions, dividends paid out on short positions, and interest on borrowing for leverage purposes. Dividends paid out on short positions and interest on borrowing for leverage purposes, are not fees charged to shareholders by the Funds or any Fund service provider, but are similar to transaction charges, such as brokerage commission, as they are an ongoing process in the management of each Fund's portfolio. Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. The actual experience of these expenses and income by the Funds may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition. As the Underlying Funds have no history of dividend expense, interest expense and earnings credit at the outset of the Funds, an estimate of what the Funds could expect to experience based on Alpha Hedged Strategies Fund’s most recent fiscal year. Total Fund Operating Expenses (excluding these expense and income items), including the Funds pro-rata share of expenses paid by the Underlying Funds, would be 4.74%.

Please retain this Supplement with your
Prospectus for future reference.